As filed with the U.S. Securities and Exchange Commission on September 13, 2024

File No. 333-271134
File No. 811-23862

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 11
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 12

Texas Capital Funds Trust
(Exact Name of Registrant as Specified in Charter)
2000 McKinney Avenue, Suite 700, Dallas, TX 75201
(Address of Principal Executive Offices, Zip Code)
945-229-5947
(Registrant’s Telephone Number, including Area Code)

Neil Rajan, Secretary
Texas Capital Funds Trust
2000 McKinney Avenue, Suite 700, Dallas, TX 75201
(Name and Address of Agent for Service)

Copy to:
Allison M. Fumai, Esq.
Stephanie A. Capistron, Esq.
Stephen T. Cohen, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006

It is proposed that this filing will become effective: (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Texas Capital Government Money Market ETF

TICKER: MMKT

Prospectus

September 13, 2024

LISTED ON NEW YORK STOCK EXCHANGE (THE “EXCHANGE”)
Texas Capital Bank Wealth Management Services, Inc.
2000 McKinney Avenue, Suite 1800
Dallas, TX 75201
Telephone: 1-214-210 3092

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Not A Deposit ● Not FDIC Insured ● May Lose Value ● No Bank Guarantee ● Not Insured By Any Government Agency

TEXAS CAPITAL GOVERNMENT MONEY MARKET ETF

NYSE: (MMKT)

Fund Summary

Investment Objective

The Texas Capital Government Money Market ETF (the “Fund”) seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees on your purchases and sales of shares, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Other Expenses(1)	None
Total Annual Fund Operating Expenses(2)	0.20%

(1)	Other Expenses are estimated for the first fiscal year.

(2)	Pursuant to its Advisory Agreement (as defined below), Texas Capital Bank Private Wealth Advisors (the “Adviser”) pays all other expenses of the Fund other than the management fee payment under the Advisory Agreement, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver/expense reimbursement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be

1 Year	3 Years
$20	$60

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Principal Investment Strategies

Principal investments

The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of high quality, U.S. government money market instruments, including U.S. government money market instruments subject to repurchase agreements under normal circumstances.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. Many U.S. government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states.

Although the Fund will seek to qualify as a “government money market fund”, it will not seek to maintain a stable net asset value (“NAV”) per share using the amortized cost method of valuation. Instead, the Fund will calculate its NAV per share based on the market value of its investments. In addition, unlike a traditional money market fund, the Fund operates as an exchange traded fund (“ETF”). As an ETF, the Fund’s shares will be traded on the Exchange and will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. You could lose money by investment in the Fund. Because the share price and NAV of the Fund will fluctuate, when shares are sold on the Exchange (or redeemed, in the case of an Authorized Participant), they may be worth more or less than what was originally paid for them.

The Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. The Fund expects to invest initially in overnight repurchase agreements. However, in the future, the Fund may invest in repurchase agreements with longer maturities.

Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities.

Management process

Texas Capital Bank Private Wealth Advisors acts as the investment adviser. As investment adviser, the Adviser makes the Fund’s investment decisions. The Adviser selects money market instruments for the Fund based on its assessment of relative values and changes in market and economic conditions.

The Adviser considers safety of principal and liquidity in selecting securities for the Fund and thus may not buy securities that pay the highest yield.

Principal Investment Risks

The value of an investment in the Fund is subject to investment risks, which means investors could lose money. There is no assurance that the Fund will achieve its investment objective.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The Fund is subject to the risks described below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information about the Fund’s Principal Investment Risks”.

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Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the Fund are:

Credit Risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the Fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.

Interest Rate Risk: The value of the Fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

U.S. Government Securities Risk: There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Repurchase Agreements Risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.

Portfolio Liquidity Risk: Although the Fund invests in a diversified portfolio of high-quality instruments, the Fund’s investments may become less liquid as a result of market developments or adverse investor perception. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Management Risk: The risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results.

Investment and Market Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or prolonged periods of time.  Markets can decline in value sharply and unpredictably which may affect the Fund’s NAV per share. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market.

ETF Risks. The Fund is an ETF, and because of the ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face trading halts or delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making investments, particularly if the investments are small and the broker charges a fixed commission per trade.

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Large Shareholder Risk. From time to time, an AP, a third-party investor, an affiliate of the Adviser, or a fund may invest in the Fund and hold its investment for a specific time period to allow the Fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment or that the size of the Fund will be maintained at such levels, which could negatively impact the Fund.

Premium-Discount Risk. The Shares may trade above or below their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV.

Trading Risk. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Trading Halt Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

New Adviser Risk. The Adviser has only recently began serving as an adviser to registered funds. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk. The Fund is new and does not have shares outstanding as of the date of this Prospectus. As a result, prospective investors have no track record or history on which to base their investment decisions. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size. If the Fund does not grow large once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading. Any liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is also available on the Fund’s website at www.texascapital.com/etf-funds-management.

Investment Adviser

Adviser: The Fund’s investment adviser is Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors.

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Summary Information about Purchases, Sales, Taxes, and Financial
Intermediary Compensation

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 25,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed “in-kind” for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

The market price of Shares will fluctuate in response to changes in the value of a Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than NAV (a premium) or less than NAV (a discount). When buying or selling Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.texascapitalbank.com/etf-funds-management.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about The Fund

The Fund is a series of Texas Capital Funds Trust (the “Trust”), a Delaware statutory trust organized in 2023 as an investment company under the 1940 Act. The Fund operates as an ETF. ETFs are funds that trade on an exchange like other publicly traded securities. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

In What Ways is the Fund Different from a Mutual Fund?

Exchange Listing. Unlike mutual fund shares, Shares of the Fund are listed for trading on the Exchange. Investors can purchase and sell Shares in the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of the Fund’s portfolio holdings. The market price of Shares may differ from the NAV of the Fund. The difference between market price of Shares and the NAV of the Fund is called a premium when the market price is above the reported NAV and called a discount when

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the market price is below the reported NAV, and the difference is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.

Redeemability. Mutual fund shares may be purchased from, and redeemed by, the issuing fund for cash at the fund’s NAV, which is typically calculated once at the end of the business day. Shares of the Fund, by contrast, cannot be purchased from or redeemed with the Fund except by or through APs (typically, broker-dealers), and then principally for an in-kind basket of securities (and a limited cash amount). In addition, the Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 25,000 Shares, called “Creation Units.”

Tax Treatment. The Fund and the Shares have been designed to be tax efficient. Specifically, the in-kind creation and redemption feature has been designed to protect Fund shareholders from adverse tax consequences applicable to non-ETF registered investment companies as a result of cash transactions in the non-ETF registered investment company’s shares, including cash redemptions. Nevertheless, to the extent redemptions from the Fund are paid in cash, the Fund may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to generate the cash to satisfy the redemption.

Transparency. The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Premium/Discount Information. Information about the premiums and discounts at which the Shares have traded will be available at https://www.texascapital.com/etf-funds-management.

Additional Information About the Fund’s Investment Objective and Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of high quality, U.S. government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities, under normal circumstances. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many U.S. government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. The Fund expects to invest initially in overnight repurchase agreements. However, in the future, the Fund may invest in repurchase agreements with longer maturities. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the Adviser considers the possible loss of this tax advantage. The Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the Board without shareholder approval. However, the Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

The Fund’s Board of Trustees (“Board”) has determined that the Fund will operate as an ETF pursuant to Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board has determined that the Fund will also qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act (“Rule 2a-7”). Therefore, the Fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities).

Although the Fund will seek to qualify as a “government money market fund,” it will not seek to maintain a stable net asset value (“NAV”) per share using the amortized cost method of valuation. Instead, the Fund will calculate its NAV per share based on the market value of its investments. As a government money market fund, the Fund is not subject to a liquidity fee. In addition, unlike a traditional money market fund, the Fund

6

operates as an ETF. As an ETF, the Fund’s shares will be traded on the Exchange and will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. You could lose money by investment in the Fund. Because the share price and NAV of the Fund will fluctuate, when shares are sold on the Exchange (or redeemed, in the case of an Authorized Participant), they may be worth more or less than what was originally paid for them.

Like all money market funds, the Fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The Fund’s investment strategies are designed to comply with these requirements. The Fund may invest in high quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

The Adviser may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the Fund’s composition and weighted average maturity based upon the Adviser’s assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may buy or sell money market instruments to take advantage of yield differences.

Although not a principal strategy of the Fund, the Fund may invest to a limited extent in shares of similar money market funds. The Fund’s investments in other money market funds that comply with the definition of a “government money market fund” under Rule 2a-7 will be treated as investments in the underlying securities held by such money market funds for the purposes of the Fund’s policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

Additional Information about the Fund’s Investment Risks

The main risks of investing in the Fund are described below.

Other risks of investing in the Fund, along with further details about some of the risks described below, are discussed in the Fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the sections titled “Fund Summary—Principal Investment Risks” above.

Credit Risk. Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Moreover, in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market development and may affect the Fund’s NAV per share.

Interest Rate Risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund’s investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the Fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the Fund’s income generally will tend to fall more slowly.

The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the Fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s money market securities holdings.

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U.S. Government Securities Risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of U.S. government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by (1) the full faith and credit of the United States; (2) the ability of the issuer to borrow from the U.S. Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the United States in some other way. In some cases, there is even the risk of default. For example, for asset- backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by the Fund, which could have a negative material impact on the Fund.

Repurchase Agreements Risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount.

Investment and Market Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or prolonged periods of time.  Markets can decline in value sharply and unpredictably. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market.

ETF Risks. The Fund is an ETF, and because of the ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face trading halts or delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making investments, particularly if the investments are small and the broker charges a fixed commission per trade.

Large Shareholder Risk. From time to time, an AP, a third-party investor, an affiliate of the Adviser, or a fund may invest in the Fund and hold its investment for a specific time period to allow the Fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment or that the size of the Fund will be maintained at such levels, which could negatively impact the Fund.

Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Shares when their market price is at a premium

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or sell the Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.

Trading Risk. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Trading Halt Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Portfolio Liquidity Risk. The Fund’s investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the Fund’s NAV per share or prevent the Fund from being able to take advantage of other investment opportunities. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This risk may increase during unusual market conditions, when prices of securities are negatively impacted by rapid or unexpected changes in interest rates, or as a result of government intervention, political, social, health, economic or market developments.

Management Risk. There is the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. The Adviser may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the Fund.

Additional (Non-Principal) Risks

LIBOR Replacement Risk. Certain variable- and floating- rate debt securities that the fund may invest in are subject to rates that are or were previously tied to the London Interbank Offered Rate (“LIBOR”). LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published, but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of the transition away from LIBOR on the fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. At this time,

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it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.

New Adviser Risk. The Adviser has only recently began serving as an adviser to registered funds. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk. The Fund is new and does not have shares outstanding as of the date of this Prospectus. As a result, prospective investors have no track record or history on which to base their investment decisions. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size. If the Fund does not grow large once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading. Any liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Temporary and Defensive Positioning. During adverse market conditions or when the Adviser believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the Fund may not be able to fully pursue its investment objective. Such positions may also subject the Fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

Fund Management

Investment Adviser

Adviser: The Fund’s investment adviser is Texas Capital Bank Private Wealth Advisors.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Subject to the supervision of the Board, the Adviser manages the investment and reinvestment of the Fund’s assets. The Adviser is controlled by Texas Capital Bank, its parent company, and ultimately by Texas Capital Bancshares Inc. The Adviser is located at 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201, and has regulatory assets under management of $3.9 billion as of June 30, 2024.

The Fund pays the Adviser a unified management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.20%.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for the fee payment under the Advisory Agreement, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement in 2024 will be available in the Fund’s Form N-CSR for the fiscal period ending December 31, 2024.

Other Service Providers

Administrator and Fund Accountant

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is administrator and fund accountant for the Fund pursuant to a Master Services Agreement.

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Compliance Consulting

Northern Lights Compliance Services, LLC (“NLCS”) located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, NLCS receives a base fee per annum, plus an asset-based fee computed at an annual rate. In addition, is reimbursed NLCS for its reasonable out-of-pocket expenses relating to these compliance services.

Distributor

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, serves as the Fund’s principal underwriter and distributor of the shares (the “Distributor”). The Distributor only distributes Shares in Creation Units and does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not an affiliate of the Adviser. Pursuant to the Distribution Agreement, the Distributor also agrees to: (1) review all proposed advertising materials and sales literature for compliance with applicable laws and regulations, and file with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; (2) enter into agreements with such qualified broker-dealers and other financial intermediaries (the “Financial Intermediaries”), as requested by the Fund in order that such Financial Intermediaries may sell shares of the Fund; (3) prepare reports for the Board regarding its activities under the agreement and payments made under the Fund’s Rule 12b-1 Distribution Plan (if applicable) as from time to time shall be reasonably requested by the Board; and (4) monitor amounts paid under Rule 12b-1 plans (if applicable) and pursuant to sales loads (if applicable) to ensure compliance with applicable FINRA rules. For these services, the Adviser pays the Distributor an annual fee, payable in monthly installments. In addition, the Adviser reimburses the Distributor for certain out-of-pocket expenses incurred on the Fund’s behalf.

The Board of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees.

Custodian and Transfer Agent

State Street Bank and Trust Company serves as the Fund’s custodian and transfer agent, and is located at 1 Congress Street, Boston, Massachusetts, 02114 and One Heritage Drive, Floor 1, North Quincy, Massachusetts, 02171, respectively.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 2323 Victory Avenue, Suite 2000, Dallas, TX 75219, serves as the Fund’s independent registered public accounting firm.

Legal Counsel

The law firm of Dechert, LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

THE EXCHANGE

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of Shares of the Fund to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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Buying and Selling Fund Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (“Deposit Securities”) and/or a designated amount of U.S. cash.

Except when aggregated in Creation Units, Shares are not redeemable with the Fund.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer, or other financial intermediary at market price rather than at NAV. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than NAV (a premium) or less than NAV (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Shares (bid) and the lowest price a seller is willing to accept for the Shares (ask) when buying or selling Shares on the secondary market (“bid-ask spread”). Information regarding the Shares such as NAV, market price and related other information is available on the Fund’s website, https://www.texascapital.com/etf-funds-management.

Shares of the Fund are listed on the Exchange under the following symbol:

Fund	Trading Symbol
Texas Capital Government Money Market ETF	MMKT

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.

Trading Prices of Shares. The trading prices of the Shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for the Shares, the prices of the Fund’s portfolio securities, economic conditions, and other factors. The Exchange through the facilities of the Consolidated Tape Association or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds during regular U.S. trading hours. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.

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Continuous Offering. The Fund only offers and redeems Shares on a continuous basis at NAV in Creation Units or multiples thereof, which only APs (typically, broker-dealers) may purchase or redeem. Generally, Creation Units are offered and redeemed on an in-kind basis. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (“Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker- dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must consider all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Shares pursuant to the Prospectus.

FREQUENT TRADING AND MARKET TIMING

The Shares can be purchased and redeemed directly from the Fund only in Creation Units by APs and that the vast majority of trading in the Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. For this reason, with respect to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, although in certain circumstances (e.g., in conjunction with a reallocation of the Fund’s investments), such trades may benefit Fund shareholders by increasing the tax efficiency of the Fund. The Board also noted that direct trading by APs is critical to ensuring that the Shares trade at or close to NAV. In addition, the Fund will impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

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NET ASSET VALUE

The NAV of Shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern time.

The Fund calculates its NAV per Share by:

●	Taking the current market value of its total assets,

●	Subtracting any liabilities, and

●	Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

If a market price is not readily available or is deemed not to reflect market value, the Adviser, as the Fund’s “valuation designee,” will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.

To the extent the Fund holds securities that may trade infrequently, fair valuation may be used more frequently. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Fund Website and Disclosure of Portfolio Holdings

The Trust maintains a website for the Fund at https://www.texascapital.com/etf-funds-management. Among other things, the website includes this Prospectus and the SAI, and will include the Fund’s holdings, the Fund’s last annual and semi-annual reports. The website shows the Fund’s daily NAV per share, market price, and premium or discount, each as of the prior business day. The website also shows the extent and frequency of the Fund’s premiums and discounts. Further, the website includes the Fund’s median bid-ask spread over the most recent thirty calendar days.

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through its website at https://www.texascapital.com/etf-funds-management. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

INVESTMENTS BY OTHER INVESTMENT COMPANIES

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by Rule 6c-11, Rule 12d1-4, or an exemptive order of the SEC.

Dividends, distributions and Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

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Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	Your Fund makes distributions;

●	You sell your shares listed on the Exchange; and

●	You purchase or redeem Creation Units.

Dividends and Distributions

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute all of its net investment income, if any, to shareholders as dividends on a monthly basis. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Avoid “Buying a Dividend.” At the time you purchase Shares of the Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gain, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Taxes on Sales of Shares. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited. A shareholder in the Fund may elect to adopt a simplified aggregate accounting method under which gains and losses can be netted based on the shareholder’s taxable year rather than reported separately. Because the Fund offers and redeems Shares using a floating NAV and because Shares are available for sale on the Exchange, a redeeming authorized participant or a shareholder selling on the Exchange may realize gains and losses due to differences between the NAV or market price at which Shares are acquired and the NAV or market price at which Shares are redeemed or sold. Such gains and losses realized generally would be accounted for separately unless the simplified aggregate accounting method above were adopted. Also, although under general wash sale tax rules a loss realized on a redemption or sale of the Shares would ordinarily be disallowed to the extent new Shares were acquired within 30 days before or after such a redemption or sale, a special exemption applies to shares in a money market fund with a floating NAV such as the Fund. Please consult your personal tax advisor.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross

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income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to state and local taxes.

Taxes on Purchase and Redemption of Creation Units. An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the cash amount paid. A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired for taxable years of the Fund that begin on or after January 1, 2014. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund, and (b) certain capital gain distributions and the proceeds arising from the sale of Shares paid by the Fund, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

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Disclosure of portfolio holdings and other information

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website https://www.texascapital.com/etf-funds-management. In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The Fund’s Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the Fund upon request by calling 844.822.3837 (844.TCB.ETFS). The semi-annual and annual reports for the Fund will be posted on the Fund’s website at www.texascapital.com/etf-funds-management.

The Fund will disclose on the Adviser’s website, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity and weighted average life of the fund. This information will be posted on the Adviser’s website at the following internet address: www.texascapital.com/etf-funds-management.

In addition, the Fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Fund’s Forms N-MFP will be available on the SEC’s website; the Adviser’s website will also contain a link to these filings. The Adviser’s website will also disclose the following information for the Fund as of the end of each business day for the previous six months: (1) the percentage of the Fund’s total assets invested in daily and weekly liquid assets; (2) the Fund’s daily net inflows and outflows; and (3) the Fund’s current market-based NAV per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). Investors also may find additional information about the Fund at the above referenced website address.

Please consult the Fund’s SAI for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Financial Highlights

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus and does not have financial highlights to present at this time.

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Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund will be in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during the last fiscal year.

Statement of Additional Information

The SAI dated September 13, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	844.822.3837 (844.TCB.ETFS)

Write:	Texas Capital Funds Trust, 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201

Visit:	www.texascapital.com/etf-funds-management

Paper Copies

Please note that the Fund will provide paper copies of the Fund’s shareholder reports, unless you consent to electronic delivery via your financial intermediary, such as a broker-dealer or bank. You may elect to receive all future Fund reports electronically free of charge. Please contact your financial intermediary to inform them that you wish to receive electronic copies of Fund shareholder reports and for details about whether your election to receive reports electronically will apply to all funds held with your financial intermediary. Shareholder reports will be made available also on the Fund’s website.

Information Provided by The Securities and Exchange Commission

Information about the Fund, including its reports and the SAI, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by calling the SEC at (202) 551-8090.

Investment Company Act File No. 811-23862

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STATEMENT OF ADDITIONAL INFORMATION

September 13, 2024

Texas Capital Funds Trust

Texas Capital Government Money Market ETF

This Statement of Additional Information (“SAI”) describes the Texas Capital Government Money Market ETF (the “Fund”), a series of the Texas Capital Funds Trust. Shares of the Fund will be listed and traded on the New York Stock Exchange (the “Exchange”). Texas Capital Bank Private Wealth Management Services, Inc., doing business as Texas Capital Private Wealth Advisors (the “Adviser”), serves as the investment adviser to the Fund. Northern Lights Distributors LLC (the “Distributor”) serves as the Distributor for the Fund.

Shares of the Fund are neither guaranteed nor insured by the U.S. Government.

This SAI, dated September 13, 2024, as supplemented from time to time, is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, dated September 13, 2024, as supplemented from time to time, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling 844.822.3837 (844.TCB.ETFs) or visiting www.texascapital.com/etf-funds-management.

When available, a copy of the Fund’s annual and semi-annual reports may be obtained without charge by writing to Texas Capital Bank Private Wealth Advisors, 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201, calling 844.822.3837 (844.TCB.ETFS) or visiting www.texascapital.com/etf-funds-management.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below (note that various other terms are defined in the text of this SAI):

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Adviser” means Texas Capital Bank Private Wealth Advisors.

“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the Fund’s Creation Units.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) (other than the Transaction Fee), is identical to the NAV of the Creation Unit being purchased.

“Board” or “Trustees” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of a Balancing Amount calculated in connection with creations.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount calculated in connection with redemptions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 25,000 Shares that the Fund issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units.

“Distributor” means Northern Lights Distributors, LLC.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“DTC” means the Depository Trust Company.

“Exchange” means the New York Stock Exchange.

“ETF” means an exchange-traded fund.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund” means the series of the Trust described in this SAI: Texas Capital Government Money Market ETF.

“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from the Fund.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of the Fund.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Investment Company Act” or “1940 Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the Fund’s Prospectus, dated September 13, 2024, as amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated September 13, 2024, as amended and supplemented from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of the Fund.

“Transaction Fee” is a fee that may be imposed to compensate the Trust or its custodian for costs incurred in connection with transactions for Creation Units. The Transaction Fee, when applicable, is comprised of a flat (or standard) fee and may include a variable fee. For the Transaction Fees applicable to the Fund, see “Transaction Fees” in this SAI.

“Trust” means the Texas Capital Funds Trust, a Delaware statutory trust.

TRUST AND FUND OVERVIEW

The Trust is a Delaware statutory trust formed on March 21, 2023. The Trust is an open-end management investment company registered under the Investment Company Act. The offering of the Shares is registered under the 1933 Act.

This SAI relates only to the following Fund: Texas Capital Government Money Market ETF (the “Fund”). The Fund’s investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund is a diversified ETF. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities in an amount not greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. The Fund can comply with the diversification requirements set forth in the Investment Company Act by complying with Rule 2a-7 under the Investment Company Act.

However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

The Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares together with the deposit of a specified cash payment, or, in certain limited circumstances, for an all-cash payment. Shares of the Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities. Rather, the Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 25,000 Shares, which amount may be changed from time to time.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the Fund and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV, because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website https://www.texascapital.com/etf-funds-management. In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.

Public Disclosure

Pursuant to applicable law, the Fund is required to disclose their complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Fund publicly discloses its portfolio holdings information on the Fund’s website, as well as through public filings on the SEC website.

The Fund’s Website: www.texascapital.com/etf-funds-management

The monthly portfolio holdings for the Fund are posted to the Fund’s website monthly within five business days of month end. In addition to the public disclosure of portfolio holdings as required by law, the Fund may make its portfolio holdings publicly available on the website in such scope and form and with such frequency as the Adviser may reasonably determine and as described in the Fund’s prospectus or SAI.

SEC’s EDGAR Database: sec.gov

The Fund files its monthly portfolio information with the SEC on Form N-MFP. This information is available on the SEC’s website immediately upon filing. The Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian and accounting service provider, transfer agent, employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service providers, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which the Adviser effects trades of portfolio securities on behalf of the Fund, in connection with its services to the Fund. The Fund or the Adviser may, to the extent permitted under applicable law, and in accordance with the Fund’s policies and procedures, distribute nonpublic portfolio holdings information to certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar, Lipper Analytical Services, MSCI, Bloomberg PORT, and FactSet, etc.), pricing information vendors, analytical service providers, certain platform providers (e.g., financial intermediaries needing to monitor their clients’ issuer exposure and asset allocations), and potential Fund service providers, provided, however, that any recipient of non-public portfolio holdings information shall be subject to a duty of confidentiality.

The Fund will provide portfolio holdings to a client (or its custodian or other agent) when the client is effecting a redemption-in-kind from a Fund and the CCO believes that such disclosure will not be harmful to the Fund’s other shareholders, and does not perceive any conflicts of interest. In these situations, the Fund requires them to agree, through non-disclosure agreements or other means, that the confidential information will be used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other third parties with a legitimate business purpose. Any such disclosure will not be made sooner than three days after the date of the information.

The Fund’s policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such third parties at differing times and/or with different lag times in accordance with the policies and procedures. Prior to authorizing any such disclosure to a third party, the CCO must determine that such disclosure serves a legitimate business purpose of the Fund, is in the best interests of the Fund’s shareholders and that any conflicts between the interests of the Fund’s shareholders and those of the Adviser or any affiliated person thereof or of the Fund are considered.

The release of non-public portfolio holdings information must be subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing with an unauthorized recipient or trading upon the information provided.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipient of the Fund’s portfolio holdings information.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and investment policies may be changed without shareholder approval.

The Fund qualifies as a money market fund and invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less; the Fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

The Fund may purchase only those obligations that the Adviser determines, pursuant to procedures adopted by the Board of the Trustees (the “Board”), are “eligible securities” as defined in Rule 2a-7 under the Investment Company Act.

The Fund’s investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements. The Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the Fund’s Board without shareholder approval. However, the Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

The Fund’s Board has determined that the Fund will qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Therefore, in addition to the 80% policy referenced above, the Fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities).

Although the Fund will seek to qualify as a “government money market fund,” it will not seek to maintain a stable net asset value (“NAV”) per share using the amortized cost method of valuation. Instead, the Fund will calculate its NAV per share based on the market value of its investments. As a government money market fund, the Fund is not subject to a liquidity fee.

In addition, unlike a traditional money market fund, the Fund operates as an exchange traded fund (“ETF”). As an ETF, the Fund’s shares will be traded on the Exchange and will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange.

The Fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. The Fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the Fund’s yield. The Fund may purchase securities on a when-issued or delayed delivery basis in accordance with Rule 18f-4 under the Investment Company Act (“Rule 18f-4”). The costs associated with borrowing may reduce the Fund’s net income. See “The Fund’s investments, related risks and limitations—Investment limitations of the Fund” for more information regarding borrowing. The Fund may invest in the securities of other investment companies, including money market funds advised by the Adviser.

The Adviser, on behalf of the Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO under the CEA.

INVESTMENTS, RELATED RISKS AND LIMITATIONS

The following supplements the information contained in the Fund’s prospectus and above concerning the Fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or the SAI, the Fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The Fund may invest in these instruments to the extent consistent with its investment objective and strategies.

Yields and Quality of Money Market Instruments. The yields on the money market instruments in which the Fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase, a security held by a Fund may experience a default, cease to be an eligible security (e.g., no longer presents minimal credit risks), or an event of insolvency may occur with respect to the issuer. In such cases, the Fund will dispose of the security as soon as practicable consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, absent a finding by the Fund’s board that disposal of the security would not be in the best interests of the Fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the security).

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the U.S. government. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and the Government National Mortgage Association, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. The Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) historically were agencies sponsored by the U.S. government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed Freddie Mac and Fannie Mae into conservatorship and stepped into the shoes of and succeeded to all of the rights of their shareholders. In addition to the conservatorship, the U.S. government has taken various steps to provide additional financial support to Freddie Mac and Fannie Mae, including by having the FHFA (as conservator of Fannie Mae and Freddie Mac) enter into an agreement with the U.S. Treasury to provide financial support in exchange for Senior Preferred Stock and warrants to purchase common stock of the entities. The actions of the U.S. government were intended to assist Freddie Mac and Fannie Mae in maintaining a positive net worth and meeting their financial obligations. Although the U.S. government provided financial support to such entities, no assurance can be given that it will always do so.

The future for Fannie Mae and Freddie Mac is uncertain. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until all litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”), Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Fannie Mae and Freddie Mac. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Purchase Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post- conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the Fund’s investments to lose value. The U.S. Congress and the executive branch, including the U.S. Treasury and the FHFA, continue to evaluate proposals to reduce the U.S. government’s role in the mortgage market, including to take Fannie Mae and Freddie Mac out of conservatorship, wind down, restructure, consolidate, or privatize Fannie Mae and Freddie Mac. Should the U.S. government adopt any such proposal, or should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, the value of the Fund’s investments in securities issued by Fannie Mae or Freddie Mac may be impacted.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

On June 3, 2019, under the FHFA’s “Single Security Initiative”, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-backed securities and to support the overall liquidity in certain markets. In addition, Freddie Mac has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by the Fund, which could have a material adverse impact on the Fund. The long-term U.S. credit rating has been subject to downgrades by multiple major credit rating agencies since 2011, in part as a result of disagreements within the U.S. government over raising the debt ceiling to repay outstanding obligations, and similar situations in the future could increase volatility in both stock and bond markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasuries. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Variable and Floating Rate Securities and Demand Instruments. The Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates.

Certain of these obligations carry a demand feature that gives the Fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The Fund’s investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. See “The Fund’s investments, related risks and limitations—Credit and liquidity enhancements.”

Generally, the Fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

LIBOR Discontinuance or Unavailability Risk. Certain of the Fund’s investments and payment obligations may be (or previously were) based on the London Interbank Offer Rate (“LIBOR”). LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published, but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. The Fund may continue to invest in instruments that continue to reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing, however, new LIBOR assets may no longer be available.

Regulators and market participants have been working together to identify or develop successor reference rates and necessary adjustment to associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any). Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates.

Additionally, industry trade associations and participants are focusing on the transition mechanisms by which reference rates (including LIBOR) and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Various pieces of legislation, including enacted legislation from the states of New York and Alabama and the U.S.

Congress, have affected the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments without effective LIBOR fallback language to a successor reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a holder may have if the successor reference rate does not fully compensate that holder for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have. Notwithstanding the foregoing, some instruments continue to use synthetic LIBOR settings. These instruments may transition to another floating rate index after LIBOR ceases to be published. The LIBOR transition may have an impact on the value and liquidity of all floating rate instruments.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for US federal income tax purposes. The Internal Revenue Service has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The Internal Revenue Service may provide additional guidance, with potential retroactive effect.

At this time, it is not possible to exhaustively identify or predict the effect of any changes to reference rates, any establishment of alternative reference rates or any other reforms to reference rates. The elimination of LIBOR or reforms to the determination or supervision of reference rates may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. In the event that a floating rate benchmark is discontinued, the Adviser and/or its affiliates may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and the previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks.

Illiquid Securities. The term “illiquid securities” means securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those the Adviser has determined are liquid pursuant to guidelines established by the Fund’s board. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and non-U.S. securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of U.S. and non-U.S. issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc. (“FINRA”)). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the board. The Adviser takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. The Adviser monitors the liquidity of restricted securities in the Fund’s portfolio and reports periodically on such decisions to the board.

The Adviser also monitors the Fund’s overall holdings of illiquid securities. If the Fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), the Adviser will consider what action would be in the best interests of the Fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the Fund’s holdings of illiquid securities. However, the Fund is not required to dispose of illiquid securities under these circumstances.

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. The Fund may utilize a put feature to limit the maturity of repurchase agreements it enters into in accordance with Rule 2a-7 under the Investment Company Act.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or the Fund’s investment strategies and limitations may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price.

Counterparty Risk. The Fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, the Adviser and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the Fund does business.

Operations Risk. The Fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired or other potential operational issues because of difficulties with the settlement process or other functions related to the processing of securities transactions. Such risks may arise from factors such as processing errors, human errors, inadequate or failed internal or external processes and controls, failures in systems and technology, documentation issues, changes in personnel and errors caused by third-party service providers.

When-issued and Delayed Delivery Securities. The Fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery to or by the Fund later than the normal settlement date at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

The Fund may sell the right to acquire the security prior to delivery if the Adviser deems it advantageous to do so, which may result in a gain or loss to the Fund.

In October 2020, the SEC adopted a rule (“Rule 18f-4”) related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies and rescinded and withdrew certain guidance of the SEC and its staff regarding asset segregation and coverage transactions. A money market fund cannot rely on Rule 18f-4 to use such instruments, with a limited exception for investments in certain when-issued, forward-settling and non-standard settlement cycle securities transactions. Under Rule 18f-4, a money market fund, such as the Fund, is only permitted to invest in a security on a when-issued or forward-settling basis, or with a non- standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the Investment Company Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. These requirements may limit the ability of the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, as part of its investment strategies.

Investments in Other Investment Companies. The Fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the Fund’s aggregate investments in other investment companies that are not themselves money market funds to no more than 10% of its total assets, subject to a number of exceptions under SEC rules.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Fund, like other business organizations, has become more susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the fund’s investment advisor or any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cybersecurity breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Adviser does not directly control the cybersecurity plans and systems put in place by the Fund’s other service providers or any other third parties whose operations may affect the fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Market Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s investments. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Events such as war, acts of terrorism, natural disasters, recessions, rapid inflation, the imposition of international sanctions, pandemics or other public health threats could also significantly impact the Fund and its investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Low or Negative Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In the past, certain European countries and Japan have pursued negative interest rate policies, and there is the possibility that negative interest rate policies might be pursued in the United States at some point in the future. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including the Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit the Fund’s ability to locate fixed-income instruments containing the desired risk/return profile.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations. The following investment limitations cannot be changed for the Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the Fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

The Fund will not:

1.	With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of its holdings in the securities of such issuer exceeds 5% of the value of its total assets, or (b) it owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

Money market funds that satisfy the applicable diversification requirements of Rule 2a-7 of the 1940 Act are deemed to satisfy the diversification requirements set forth above.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) mortgage-and asset- backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company, and (b) consistent with SEC and SEC staff guidance, the Fund may invest up to 10% of its total assets in securities that are subject to demand features or guarantees issued by a single institution.

2.	Concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of U.S. banks.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) U.S. banking (including U.S. finance subsidiaries of non-U.S. banks) and non-U.S. banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.

3.	Issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	Borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

5.	Make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

The following interpretation applies to, but is not a part of, this fundamental restriction: the Fund’s investments in master notes and similar instruments will not be considered to be the making of a loan.

6.	Engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	Purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief, and except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

8.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Board is comprised of 5 Trustees. Two of the Trustees and certain of the officers of the Trust are directors, officers or employees of the Adviser, and are therefore characterized as “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).

The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o Texas Capital Funds Trust, 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
J. Kyle Bass Year of Birth: 1969	Trustee	Since 2023	Founder and Chief Investment Officer, Hayman Capital Management, LP.	5	None
Avery Johnson Year of Birth: 1965	Trustee	Since 2023	Chief Executive Officer, Avery Capital (June 2020-Present); Partner, Allan Bailey Johnson Group (March 2020-Present); CBS Sports Network Analyst, CBS Sports HQ Analyst (June 2019-Present).	5	None
Eduardo Margain Year of Birth: 1978	Trustee	Since 2023	Founder and Chief Executive Officer, PIXIU Investments (June 2009-Present).	5	None
Interested Trustees*
Daniel S. Hoverman Year of Birth: 1975	Trustee	Since 2023	Executive Vice President, Head of Corporate & Investment Banking, Texas Capital Bancshares, Inc. & Texas Capital Bank; Managing Partner and President Texas Capital Securities (2021-Present); Managing Director, Head of Corporate Advisory and Financial Sponsors, Regions Securities LLC, (2016-2021).	5	None
Jocelyn E. Kukulka Year of Birth: 1984	Trustee	Since 2023	Executive Director, Head of Investor Relations and Corporate Development, Texas Capital Bank (2022-Present); Vice President, Western Alliance Bancorporation (2017-2022).	5	None

*	Daniel S. Hoverman and Jocelyn E. Kukulka are each an “interested person,” as defined by the 1940 Act, because of his or her employment with the Adviser.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Edward Rosenberg Year of Birth: 1973	President and Principal Executive Officer	Since 2023	Managing Director, Head of ETF and Funds Management (2023-Present); Independent Consultant, Torre Blanc (2022-2023); Senior Vice President, Head of ETFs, American Century Investments (2017-2022).
Joel Colpitts Year of Birth: 1968	Treasurer and Principal Financial Officer	Since 2023	Executive Director, Financial and Operations Principal for TCBI Securities, Inc. (2021-Present); Chief Financial Officer, Purshe Kaplan Sterling Investments (2021); Assistant Vice President, Finance, Avantax (2013-2021).
Neil Rajan Year of Birth: 1979	Secretary and Chief Legal Officer	Since 2023	Director, Legal Head of Investment Banking Coverage and Associate General Counsel for Texas Capital Bank (Feb. 2023-Present); General Counsel, Global Tracking/Search & Rescue; Assistant General Counsel, Sensing & Safety Technologies – Honeywell International, Inc. (2020-2023); Partner, Locke Lord LLP (2017-2019).
Kevin Patton Year of Birth: 1970	Chief Compliance Officer	Since 2023	Vice President, Compliance Officer, Ultimus Fund Solutions, LLC (June 2023-Present); Outsourced Chief Compliance Officer, Dinsmore Compliance Services (Jan. 2023- June 2023); Senior Principal Consultant, ACA Group (2022-2023); Assistant Vice President, Compliance Officer Ultimus Fund Solutions, LLC (2020-2022); Partner and Chief Compliance Officer, Renaissance Investment Management (Aug. 2005-Jan. 2020).
Gage M. Mayborn Year of Birth: 1993	Assistant Treasurer	Since 2024	Assistant Vice President, Investment Banking Finance, TCBI Securities, Inc. (2022-Present); Mortgage Accounting Analyst, Texas Capital Bank (2019-2022).
Marc Guthrie Year of Birth: 1976	Assistant Treasurer	Since 2024	Assistant Vice President, Financial Administration, Ultimus Fund Solutions, LLC (January 2024-Present); Manager, Financial Administration, Ultimus Fund Solutions, LLC (December 2015- December 2023).
David Lucas Year of Birth: 1960	Vice President	Since 2024	Chief Compliance Officer, Texas Capital Bank Private Wealth Advisors (2023-Present); Independent Compliance Consultant (2015-2022).
Ashley Ahn Year of Birth: 1977	Assistant Secretary	Since 2024	Director, Head of Legal Operations, Associate General Counsel, and former Assistant Corporate Secretary for Texas Capital Bank (May 2022-Present); Founder, Ahn Law group, PLLC (Apil 2016-May 2022).
Karen Jacoppo-Wood Year of Birth: 1966	Assistant Secretary	Since 2024	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC (2022-Present); Managing Director and Managing Counsel, State Street Bank and Trust Company (2019-2022); Vice President and Managing Counsel, State Street Bank and Trust Company (2014-2019).
Timothy Shaloo Year of Birth: 1970	Anti-Money Laundering Compliance Officer	Since 2023	AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2021-Present); Compliance Specialist, Ultimus Fund Solutions, LLC (2016-2020).

Trustee Qualifications

Information on the Trust’s Trustees and Officers appears above including information on the business activities of Trustees during the past five years. In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his duties and fiduciary obligations. The Board believes that the specific background of each Trustee evidences such ability and is appropriate to his serving on the Board. As indicated:

J. Kyle Bass is the Founder and Chief Investment Officer of Hayman Capital Management, an investment manager of private funds focused on global event-driven opportunities. He is also the Co-Founder and Chief Executive Officer of Conservation Equity Management, an environmental sustainability private equity firm founded in 2021. Mr. Bass is a Life Member of the Council on Foreign Relations and the recipient of the 2019 Foreign Policy Association Medal for his responsible internationalism. Mr. Bass has spoken on global economics, national security, geopolitics, and the architecture of the Chinese financial system at various universities. Mr. Bass is the former Chair of the Risk Committee of the Board of Directors of the University of Texas Investment Management Company. Formerly, he was a Managing Director at Legg Mason and a Senior Managing Director at Bear Stearns. He graduated from Texas Christian University with a degree in finance.

Daniel S. Hoverman is Head of Corporate & Investment Banking at Texas Capital Bank. He focuses on leading the bank’s delivery of a wide array of products, services, and solutions to our clients. He also serves as Managing Partner and President of TCBI Securities, Inc., doing business as Texas Capital Securities. Mr. Hoverman joined Texas Capital Bank in August 2021, bringing more than 20 years of experience encompassing financial and legal roles in investment banking, corporate advisory, and capital markets. He most recently served as Managing Director, Head of Corporate Advisory and Sponsors Coverage at Regions Bank in Dallas, Texas. Prior to that, Hoverman was a Director in the Corporate Finance group at Houlihan Lokey, where he advised clients on mergers and acquisitions and capital markets activities. He previously held various financial and legal roles at Credit Suisse, UBS Investment Bank, and Kirkland & Ellis in New York, London, and Hong Kong. Hoverman earned a BA from Yale University and a JD and an MBA from Columbia University.

Avery Johnson is a Co-Founder and Partner of Avery Capital. Mr. Johnson has advised on business dealings in a variety of sectors including oil and gas, multi-family and commercial real estate. He is on the board of Behind Every Door, a nonprofit that operates a network of community centers helping to alleviate poverty in Dallas, as well as supporting Shoreline City Church and Hunger Busters, a food pantry in Dallas. Mr. Johnson received his bachelor’s degree in psychology from Southern University.

Jocelyn E. Kukulka is Head of Investor Relations and Corporate Development at Texas Capital Bank. She focuses on driving strategy and developing opportunities to improve shareholder returns, as well as maintaining relationships with investors and sell-side analysts. Prior to Texas Capital Bank, Ms. Kukulka served as Vice President of Corporate Development and Investor Relations for Western Alliance Bancorporation in Phoenix, Arizona, and served as a Director at Sandler O’Neill+Partners, L.P. in New York City advising financial services companies on a broad range of transactions including mergers and acquisitions, debt and equity financings, recapitalizations, and other corporate restructuring activities.

Eduardo Margain of Austin is Founder and CEO of Pixiu Investments and Co-Founder of Major League Soccer club Austin FC. From Monterrey, Mexico, Mr. Margain previously represented Microsoft in Mexico and built a career there as a successful technology investor. Since making Austin his home over 12 years ago, Mr. Margain’s firm has acquired landmark real estate such as the Driskill Hotel and the Scarbrough and Littlefield Buildings in Downtown Austin. Pixiu also developed Q2 Stadium and St. David’s Performance Center as an ownership partner of Austin FC. Mr. Margain and Pixiu have sponsored private equity investments in a variety of Texas hospitality and technology ventures. In June of 2022, Governor Greg Abbott appointed him to the Board of Directors of the Texas Economic Development Corporation. He also serves as President of the Greater Austin Crime Commission, as a board member of the 4ATX Foundation, and as a member of the Austin Council on Foreign Affairs. Mr. Margain received a bachelor’s degree in Engineering and Information Systems from Tecnologico de Monterrey in Mexico. He and his wife Lorena live in Austin and are dedicated supporters of Dell Childrens, HeartGift, MD Anderson Cancer Center, and The Contemporary Austin Art Museum.

Board Structure

The Trust is governed by the Board, which is responsible for protecting the interests of shareholders under applicable law. The Board is led by an independent chair, who is not an “interested person” of the Trust, as that term is defined in the 1940 Act. The Board meets periodically throughout the year to oversee the Fund’s activities, review the Fund’ performance, oversee the potential conflicts that could affect the Funds, and review the actions of the Adviser. The Board has an audit committee and a nominating committee, each comprised solely of trustees who are not “interested persons” under the 1940 Act (“Independent Trustees”). The principal functions of those committees are described below. The Board has determined that the Board’s leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

Independent Trustee J. Kyle Bass serves as Board chair (the “Chair”). The Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and all meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The Board intends to hold four regularly scheduled meetings each year. The Board may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted), to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person (or virtually, if permitted) meeting of the Board; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted).

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund Complex.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation reports and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole but has delegated certain functions to an Audit Committee and a Nominating Committee. The functions of each Committee are discussed in detail below.

Committees

The Board currently has two standing committees: an Audit Committee and Nominating Committee. Each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally the Fund Complex’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity and objectivity of the Fund Complex’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund Complex’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. Mr. Margain serves as Audit Committee chair. The Audit Committee was established on June 30, 2023, and met two times during the fiscal year ended December 31, 2023.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Persons”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. Mr. Johnson serves as Nominating Committee chair. The Nominating Committee was established on June 30, 2023, and did not meet during the fiscal year ended December 31, 2023.

Compensation of Trustees

The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.

The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.

Independent Trustees are paid an annual retainer for their services, including attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. In addition, each Independent Trustee is entitled to reimbursement for reasonable travel and other out-of-pocket expenses for educational resources, including attending educational programs to stay informed about industry and regulatory developments. The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The table shows the compensation paid to Trustees for the fiscal year ended December 31, 2023, by the Fund Complex.*†

Independent Trustees	Fund Compensation	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustee
J. Kyle Bass	$0	$0	$10,000
Avery Johnson	$0	$0	$10,000
Eduardo Margain	$0	$0	$10,000
Interested Trustees**
Daniel S. Hoverman	$0	$0	$0
Jocelyn E. Kukulka	$0	$0	$0

*	The Adviser, and not the Fund, is responsible for compensating the Trustees. The period for which the information is furnished is from the beginning of the Trust’s operation, March 21, 2023, to December 31, 2023.

**	Daniel S. Hoverman and Jocelyn E. Kukulka are each an “interested person,” as defined by the Investment Company Act, because of his or her employment with the Adviser.

†	The Fund had not commenced operations as of the date of this SAI.

Trustee Ownership of Shares

The following table sets forth the dollar range of equity ownership of Fund shares by each Trustee as of December 31, 2023 (the Fund has not yet commenced operations).

	Dollar Range of Equity Securities Owned
	Texas Capital Government Money Market ETF	Aggregate Dollar Range of Shares (All Funds in the Complex)
Independent Trustees
J. Kyle Bass	$0	$0
Avery Johnson	$0	$0
Eduardo Margain	$0	$0
Interested Trustees
Daniel S. Hoverman	$0	$10,001-$50,000
Jocelyn E. Kukulka	$0	$0

As of the date of this SAI, the Fund had not commenced operations. Therefore, none of the Independent Trustees or their immediate family members beneficially owned any securities in the Fund. Further, as of December 31, 2023, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trust.

Codes of Ethics

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, the Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. Copies of the Codes of Ethics are on file with the SEC and are available to the public.

Under its Code of Ethics, the personnel of the Adviser are permitted to invest in the same securities as held by the Fund. However, the trading of such investments is subject to blackout periods. While the Code of Ethics is reasonably designed to prevent conflicts arising from personal securities transactions by access persons there can be no assurance that these policies and procedures will be effective, however.

Proxy Voting

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record for the year ended June 30 on Form N-PX. The Trust’s most recent Form N-PX will be available without charge, upon request, by calling 844.822.3837 (844.TCB.ETFs). The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Adviser owns all the initial Shares issued by the Fund prior to commencement of investment operations and the public launch of the Fund. The Fund had not commenced operations as of the date of this SAI.

Management ownership

The Fund had not commenced operations as of the date of this SAI.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Advisory Agreement

Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a unified management fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below:

Fund	Management Fee
Texas Capital Government Money Market ETF	0.20%

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and The Adviser. The Adviser is a Texas Corporation owned by Texas Capital Bank and indirectly owned by Texas Capital Bancshares, Inc. Under its investment advisory agreement with the Trust, the Adviser provides trading, execution and various other administrative services and supervises the overall daily affairs of the Fund, subject to the general supervision and control of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s address of the is 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201.

Under the Advisory Agreement, the Adviser bears all of the costs of the Fund, except for the management fee payment under the Advisory Agreement, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement for the Fund was approved by the Trustees (including all the Independent Trustees) and holders of a majority of the outstanding Shares, in compliance with the 1940 Act, and will remain in effect for an initial term of two years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, fraud, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.

The Fund is new and has not paid management fees to the Adviser as of the date of this SAI.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as custodian (“Custodian”) and transfer agent (“Transfer Agent”) to the Fund. In its capacity as Custodian, State Street has agreed to: (1) make receipts and disbursements of money on behalf of the Fund, (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments and (3) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and a contractual fee. As Transfer Agent, State Street has agreed to: (1) issue and redeem shares of the Fund in Creation Units, (2) make dividend and other distributions to shareholders of the Fund, (3) maintain AP accounts and (4) make periodic reports to the Fund. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs and transaction fees. The Adviser pays State Street fees in accordance with the Custody Agreement and Transfer Agency and Service Agreement for such services. State Street’s address with respect to its custody services is 1 Congress Street, Boston, Massachusetts, 02114, while its transfer agent is located at One Heritage Drive. Floor 1, North Quincy, MA 02171.

Administrator and Fund Accountant

Ultimus Fund Solutions LLC (“Administrator” or “Fund Accountant”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as Administrator and Fund Accountant to the Fund. The Administrator provides each Fund with all required general administrative services, including, without limitation, clerical and general back-office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by the Fund under federal and state securities laws. The Adviser pays the Administrator fees in accordance with the ETF Master Services Agreement for such services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions

Depending on prevailing market conditions, portfolio changes will generally be implemented through in-kind transactions (including a Cash Component or Cash Redemption Amount as applicable) for Creation Units or, in certain limited circumstances, through cash-only transactions for Creation Units. In connection with an in-kind component, the Adviser may nonetheless execute brokerage transactions for the Fund and the Fund may incur brokerage commissions, particularly during the early stages of the Fund’s development or in the case of transactions involving realized losses. In connection with the cash component (or with an all-cash transaction), the Adviser will execute brokerage transactions for the Fund in connection with portfolio changes. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Fund has not commenced operations as of the date of this SAI and therefore does not have any information to report regarding brokerage commissions it has paid.

Brokerage Selection

The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Adviser may not select a broker-dealer based on the lowest commission rate available for a particular transaction. The Adviser does not currently use soft dollars.

Brokerage with Fund Affiliates

Although not expected, the Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the Investment Company Act, the 1934 Act and rules promulgated by the SEC. Under the Investment Company Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers”

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the Investment Company Act) that the Fund may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

The Fund has not commenced operations as of the date of this SAI and therefore did not hold any securities of “regular broker dealers”.

THE DISTRIBUTOR

Northern Lights Distributors, LLC (the “Distributor”) is the distributor of the Fund’s shares. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.” The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board has adopted the Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, the Fund is authorized to pay an amount of 0.25% of its average daily net assets each year for certain distribution-related activities. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis. If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees, and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (the “Rule 12b-1 Trustees”), cast in person (or virtually, if permitted) at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the Fund unless such amendment is approved by an Investment Company Act majority vote of the outstanding shares and by the Fund Trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by an Investment Company Act majority vote of the outstanding shares.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

Ernst & Young LLP, 2323 Victory Avenue, Suite 2000, Dallas, TX 75219, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Legal Counsel

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on March 21, 2023 and has authorized capital of an unlimited number of Shares of beneficial interest of no-par value that may be issued in more than one class or series. Currently, the Trust consists of five series, the Fund discussed in this SAI, Texas Capital Texas Equity Index ETF, Texas Capital Government Money Market Fund, Texas Capital Texas Oil Index ETF and Texas Capital Texas Small Cap Equity Index ETF. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders if the Investment Company Act does not require such a meeting, which it does not. Generally, there will not be annual meetings of Trust shareholders, but if requested in writing by shareholders of at least 25% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders. Shareholders holding two-thirds of Shares outstanding of the Trust may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have pre-emptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights. The Trust’s Agreement and Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of the Fund.

The Trust’s Agreement and Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Agreement and

Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as Securities Depository for Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Transactions in Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will not issue fractional Creation Units.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust, and make a corresponding change in the number of Shares in a Creation Unit.

To purchase or redeem any Creation Units from the Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the NSCC or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Authorized Participants must transmit Orders by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Purchasing Creation Units

Fund Deposit. The consideration for a Creation Unit of the Fund is the Fund Deposit. The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, or an all-cash payment (“Cash Value”), as determined by the Adviser to be in the best interest of the Fund.

The Cash Component will typically include a “Balancing Amount” reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the Fund. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the Fund pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.

The Transfer Agent, in a portfolio composition file sent via the NSCC, generally makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for the Fund (based on information about the Fund’s portfolio at the end of the previous Business Day) (subject to amendment or correction). If applicable, the Transfer Agent, through the NSCC, also makes available on each Business Day, the estimated Cash Component or Cash Value, effective through and including the previous Business Day, per Creation Unit.

The announced Fund Deposit is applicable, subject to any adjustments as described below, for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Adviser are implemented for the Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding. The Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Cash in lieu. The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Component to replace any security in the In-Kind Creation Basket. The Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Creation Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Creation Basket. The Fund will comply with the federal securities laws in accepting securities in the In-Kind Creation Basket, including the securities in the In-Kind Creation Basket that are sold in transactions that would be exempt from registration under the 1933 Act. All orders involving cash in lieu are considered to be “custom orders.”

Order Cut-Off Time. For an order involving a Creation Unit to be effectuated at the Fund’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”). The Business Day following the day on which such an order is submitted to purchase Creation Units of the Fund is referred to as the “Order Placement Date.”

The Order Cut-Off Time for orders to purchase Creation Units for the Fund is 4:00 p.m. Eastern time.

Accordingly, In-Kind Creation and Redemption Baskets are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m., Eastern time. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and additional cash is included in a Fund Deposit or Fund Redemption in lieu of such security. Custom orders may be required to be received by the Distributor by 3:00 p.m., Eastern time to be effectuated based on the Fund’s NAV on that Business Day.

In all cases, cash and securities should be transferred to the Fund by the prescribed settlement date (the “Settlement Date”). The Settlement Date may be extended beyond the normal settlement cycle if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.

Placement of Creation Orders. All purchase orders must be placed by or through an Authorized Participant. To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor. In-kind

(portions of) purchase orders will be processed through the Clearing Process when it is available. The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC Participants that are also participants in the Clearing Process of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. Certain orders for the Fund may be made outside the Clearing Process. In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described below.

Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a manner so as to ensure the timely delivery of the requisite number of securities in the In-Kind Creation Basket. The amount of cash equal to the Cash Component, along with any cash in lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system so as to be received in a timely manner by the Custodian.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket and the Cash Component and applicable Transaction Fee by the appointed time, such order may be cancelled. Upon written notice to the Distributor, a cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. The Settlement Date may be extended beyond the normal settlement cycle if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Authorized Participants that submit a cancelled order will be liable to the Fund for any losses resulting therefrom.

The Fund may settle Creation Unit transactions on a basis other than the one described above in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (v) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Adviser make it practically impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Once the Fund has accepted a creation order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Kind-Creation Basket securities and the Cash Component, along with any cash in lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value, as adjusted from time to time by the Adviser, of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian in a timely manner. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received in a timely manner, then the order will be cancelled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the Fund for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% (as adjusted by the Adviser) of the daily marked-to-market value of the missing securities. To the extent that either such securities are not received or a marked-to-market payment is not made in a timely manner, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust.

Transaction Fees

Authorized Participants may be required to pay a Transaction Fee as set forth in the table below to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions (“Transaction Costs”):

Fund	Standard Transaction Fee *	Variable Charge
Texas Capital Government Money Market ETF	$100.00 (for in-kind transactions) $100.00 (for cash transactions)	Up to 2.0%

*	The Transaction Fee may be higher for transactions outside the Clearing Process. In addition, one half of the Transaction Fee may be waived in conjunction with rebalancing transactions.

The Standard Transaction Fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). A Transaction Fee of up to four times the standard fee may apply to creation and redemption transactions that occur outside the Clearing Process. As shown in the table above, certain Fund Deposits consisting of cash-in-lieu or Cash Value may be subject to a variable charge, which is payable to the Fund, of up to 2.00% of the value of the order in addition to the standard Transaction Fee. The Standard Transaction Fee may be waived on certain orders if the Trust’s custodian has determined to waive the Transaction Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. The Fund may determine to waive the variable charge on certain orders when such waiver is determined to be in the best interests of Fund shareholders, e.g., for cash creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

The Fund may adjust the Transaction Fee from time to time. The Standard Transaction Fee is based, in part, on the number of holdings in the Fund’s portfolio and may be adjusted on a quarterly basis if the number of holdings change. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee by such intermediary for such services.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Fund Deposit. In addition, cash purchases may be subject to Transaction Fees as described above. Cash purchase may cause the Fund to incur certain costs that it would not have had the purchase been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by the Fund. To the extent that these costs are not offset by the Transaction Fees, the Fund’s NAV will be negatively impacted.

Redeeming Creation Units

Fund Redemptions. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all-cash payment (“Cash Value”), in all instances equal to the value of a Creation Unit.

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the Fund.

The composition of the In-Kind Creation Basket will normally be the same as the composition of the In-Kind Redemption Basket. Otherwise, the In-Kind Redemption Basket will be made available by the Adviser or Transfer Agent. The Fund reserves the right to accept a nonconforming (i.e., custom) Fund Redemption.

In lieu of an In-Kind Redemption Basket and Cash Redemption Amount, Creation Units may be redeemed consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Such redemptions for the Fund may be subject to a variable charge, as explained above. If applicable, information about the Cash Value will be made available by the Adviser or Transfer Agent.

From day to day, the composition of the In-Kind Redemption Basket may change as, among other things, corporate actions are implemented for the Fund’s portfolio. All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, such as in the event of a liquidation.

Cash in lieu. The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Redemption Amount to replace any security in the In-Kind Redemption Basket. The Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Redemption Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Redemption Basket. The Fund will comply with the federal securities laws in satisfying redemptions with the applicable In-Kind Redemption Basket, including the securities in the In-Kind Redemption Basket that are sold in transactions that would be exempt from registration under the 1933 Act. All redemption orders involving cash in lieu are considered to be “custom redemptions.”

Placement of Redemption Orders. Redemptions must be placed to the Transfer Agent through the Distributor. In addition, redemption orders must be processed either through the DTC process or the Clearing Process. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption order to the Distributor.

An Authorized Participant submitting a redemption order is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by the Fund.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) the Transfer Agent receives such Order not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Redemption Amounts will be delivered using either the Clearing Process or the Federal Reserve System. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the Settlement Date.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian and (b) the Cash Redemption Amount in a timely manner; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the Settlement Date.

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian in a timely manner, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.

If, however, either: (i) the requisite number of Shares of the Fund are not delivered in a timely manner, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Shares of the Fund are delivered through DTC to the Custodian in a timely manner pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a Transaction Fee, including a variable charge, if applicable, as described above).

The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Delivery of Redemption Basket. Once the Fund has accepted a redemption order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of an In-Kind Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash in lieu and Transaction Fee, if applicable. A Creation Unit tendered for redemption and the payment of the Cash Redemption Amount, any cash in lieu and Transaction Fee, if applicable, will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

Cash Redemption Method. When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the In-Kind Redemption Basket minus any Transaction Fees, if applicable. Cash redemptions may cause the Fund to incur certain costs that it would not have had had the redemption been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by the Fund, including taxable gains or losses it might not have incurred if the redemption had been in-kind. To the extent that these costs are not offset by the Transaction Fees the Fund’s NAV will be negatively impacted.

DETERMINATION OF NET ASSET VALUE

The NAV of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The Fund calculates its NAV per Share by:

Taking the current market value of its total assets,

Subtracting any liabilities, and

Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents using current exchange rates deemed appropriate for the Fund, which approximates fair value.

If a market price is not readily available or is deemed not to reflect market value, the Adviser, as the Fund’s “valuation designee,” will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Repurchase agreements are generally valued at par. Pricing services will be used to determine the value of a fixed income investment. In certain circumstances, short-term instruments may be valued on the basis of amortized cost.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of Shares of the Fund that is for U.S. federal income tax purposes;

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents)

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized nor under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S.

A “Non-U.S. investor” is a beneficial owner of Shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is treated as a separate corporation for federal income tax purposes. Losses in the Fund do not offset gains in another fund in the Fund Complex and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

To qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

If the Fund fails this Income Requirement as long as such failure was due to reasonable cause and not willful neglect it is subject to a penalty for non-compliance, which is generally is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

Similarly, if the Fund fails the Asset Diversification Test and the failure is not de minimis, the Fund can cure failure if: (a) it files with the Treasury Department a description of each asset that causes it to fail the Asset Diversification Test; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the Fund equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the Fund to fail the Asset Diversification Test.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. Certain aspects of equalization accounting are uncertain under current law. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Requirement, the Asset Diversification Test, and the Distribution Requirement for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Portfolio Turnover. For investors that hold their Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gain” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors –Capital Gain Dividends” and “Short- Term Capital Gain Dividends and Interest Related Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gain” below). A “qualified late year loss” includes:

●	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post- October losses”), and

●	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 21%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing all or substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “– Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations.”

Distributions of Capital Gain. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if Shares in the Fund constitutes debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales and Redemption of Shares

Sales and redemptions (including redemptions in kind) of Shares are taxable transactions for federal and state income tax purposes. If you redeem your Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing

“wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. The Fund will be required to provide shareholders with cost basis information on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. This cost basis reporting requirement is effective for Shares purchased in the Fund on or after January 1, 2012. If you hold your Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The Fund has selected the highest cost method to calculate cost basis information. Highest cost is a tax lot identification method that selects the shares with the highest price for sale. It is specifically designed to limit gains. Under the highest cost method, the shareholder’s tax lot with the highest cost basis is sold first so as to minimize gains or maximize losses, depending on market movement since the purchase date.

The highest cost method does not consider the length of time you held your shares. If your shares consist of several tax lots and they consist of both long- and short-term holdings, highest cost may deliver the lowest gains but not the lowest tax rate, due to the difference between short- and long-term capital gains tax rates.

When selling at a loss, highest cost also fails to distinguish between two positions that may be similar in cost where one is a long-term holding and the other is a short-term holding. You may want to consult a tax advisor as to whether or not the use of the short-term holding is better for your particular situation. Should the market price of the security rise over time, holding the long-term tax lot will mean you will be taxed at long-term capital gains rates, should you sell those securities for a profit. Highest cost is generally an attractive methodology for short-term holdings, except when the market has risen dramatically.

Also, although under general wash sale tax rules a loss realized on a redemption or sale of the shares would ordinarily be disallowed to the extent new shares were acquired within 30 days before or after such a redemption or sale, a simplifying election is available to investors for shares in a money market fund with a floating NAV such as the Fund. Please consult your personal tax advisor.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation. If you invest in the Fund through an IRA or other retirement plan, you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59-1/2. Certain minimum distribution requirements may also apply to IRAs or retirement plans. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Objective, Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If the fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the fund should recognize market discount on a debt obligation, when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent the fund may take deductions for bad debts or worthless securities and how the fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Constructive Sales. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be subject to tax on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are non-resident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends, paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a non-resident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-Term Capital Gain Dividends and Interest-Related Dividends. The prior exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired. With respect to taxable years of the Fund that began before January 1, 2014, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), were not subject to U.S. withholding tax unless you were a non-resident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. Similarly, with respect to taxable years of the Fund that began before January 1, 2014, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources were not subject to U.S. withholding tax. “Qualified interest income” included, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. It is currently unclear whether Congress will extend these exemptions to taxable years of the fund beginning on or after January 1, 2014 or what the terms of any such extension would be, including whether such extension would have retroactive effect. If the exemptions are reinstated, the Fund reserves the right to not report small amounts of short-term capital gain dividends or interest-related dividends. Additionally, the Fund’s reporting of short-term capital gain dividends or interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a non-resident U.S. income tax return.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. located assets with a value of $60,000). For estates with U.S. located assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. located assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation or Administrative Changes; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Possible Tax Law Changes. At the time that this SAI is being prepared, various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.

FINANCIAL STATEMENTS

Financial Statements and Annual Reports will be available after the Fund has completed a fiscal period/year of operations. When available, you may request a copy of the Fund’s Annual Report at no charge by calling 844.822.3837 (844.TCB.ETFS), or you may download the report at the Fund’s website at www.texascapital.com/etf-funds-management.

Appendix A

Proxy Voting Policies and Procedures

I.         INTRODUCTION

Texas Capital Funds Trust (the “Trust”) is the beneficial owner of its portfolio securities. Accordingly, the Trust’s Board of Trustees (the “Board”), acting on behalf of the Trust and each of its series (each a “Fund” and collectively, the “Funds”), has the right and the fiduciary obligation to vote proxies relating to the Funds’ portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has adopted these Proxy Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Funds (these “Policies and Procedures”).

II.       POLICY

A.       DELEGATION TO THE INVESTMENT ADVISER.

1.         The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the investment adviser for the Fund (each an “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

2.         The policy of the Trust is also to adopt the policies and procedures used by the Adviser to a Fund to vote proxies relating to portfolio securities held by its clients, including the Fund (the “Adviser’s Policies and Procedures”).

3.         The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

4.         The Adviser shall be responsible for coordinating the delivery of proxies by a Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

B.        DELEGATION TO SUB-ADVISORS. An Adviser to a Fund may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a Sub-Adviser, then the Sub- Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines. As used in these Policies and Procedures, the term “Adviser” includes any and all Sub-Advisers.

III.      FIDUCIARY DUTY

The Adviser of a Fund is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

IV.      PROXY VOTING PROCEDURES

A.       ANNUAL PRESENTATION OF PROXY VOTING POLICIES TO THE BOARD. At least annually, the Adviser shall present to the Board for its review the Adviser’s Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s Policies and Procedures.

B.        ANNUAL PRESENTATION OF PROXY VOTING RECORD TO THE BOARD. At least annually, each Adviser to a Fund shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the Trust’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser incurs as investment adviser to that Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

C.        RESOLUTION OF CONFLICTS OF INTEREST. Where a proxy proposal raises a material conflict of interest between the interests of the Adviser to a Fund, the Trust’s principal underwriter, or an affiliated person of the Fund, the Adviser or a principal underwriter and that of the Fund, the Adviser shall resolve such conflict in the manner described below.

1.         Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.         Notify and Obtain Consent of the Board. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal.

a.         Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the relevant Funds.

b.        Use of Independent Third Party. To the extent there is a conflict of interest between the Adviser, the Funds’ principal underwriters, or an affiliated person of the Adviser or a principal underwriter and one or more Funds and the Adviser notifies the Board of such conflict, the Board may vote the proxy in accordance with the recommendation of an independent third party.

V.       REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time.

VI.      ANNUAL FILING OF PROXY VOTING RECORD

The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VII.     PROXY VOTING DISCLOSURES

A.       The Trust shall include in its registration statement:

1.         A description of these Policies and Procedures and of the Adviser’s Policies and Procedures; and

2.         A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

B.        The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

1.         A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

2.         A statement that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

Responsible Party: Adviser

PART C

OTHER INFORMATION

Item 28. Exhibits:

(a)	Articles of Incorporation
(1) Certificate of Trust (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)
(2) Agreement and Declaration of Trust (incorporated by reference from Post-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-271134, filed October 10, 2023)
(b)	By-Laws (incorporated by reference from the Trust’s registration statement, SEC File No. 333-271134, filed April 5, 2023)
(c)	Instruments Defining Rights of Security Holders
(1) Agreement and Declaration of Trust
(i) Article III: Shares
(ii) Article V: Shareholders’ Voting Powers and Meetings
(iii) Article VI: Net Asset Value; Distributions; Redemptions; Transfers
(iv) Article VIII: Miscellaneous, Section 4 (Amendments)
(2) By-Laws
(i) Article V: Meetings of Shareholders
(ii) Article VII: Records and Reports, Sections 1, 2, and 3
(iii) Article VII: General Matters, Sections 3, 4, 5, 6, and 7
(iv) Article IX: Amendments
(d)	Investment Advisory Agreements
(1)

Investment Advisory Agreement between the Registrant and Texas Capital Bank Private Wealth Advisors on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)

(i) Amendment to Investment Advisory Agreement between the Registrant and Texas Capital Bank Private Wealth Advisors on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023)
(ii) Amendment to Investment Advisory Agreement between the Registrant and Texas Capital Bank Private Wealth Advisors on behalf of Texas Capital Government Money Market ETF (filed herewith)
(2) Investment Advisory Agreement between the Registrant and Texas Capital Bank Private Wealth Advisors on behalf of Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023)
(e)	Underwriting Contracts
(1) Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)
(i) Amendment to Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023)
(ii) Amendment to Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Government Money Market ETF (filed herewith)
(2) Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023)
(f)	Bonus or Profit Sharing Contracts
Not applicable
(g)	Custodian Agreements
(1) Custody Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)
(2) Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s registration statement, SEC File No. 333-271134, filed April 29, 2024)
(3) Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 6 to the Trust’s registration statement, SEC File No. 333-271134, filed May 29, 2024)
(4) Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Government Money Market ETF (filed herewith)
(h)	Other Material Contracts
(1)

Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)

(i)

Amendment to Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s registration statement, SEC File No. 333-271134, filed April 29, 2024)

(ii) Amendment to Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Government Money Market ETF (filed herewith)
(2)

ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)

(i)

Amendment to ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023)

(ii) Amendment to ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of Texas Capital Government Money Market ETF (filed herewith)
(3) (4)

MMF Master Services Agreement  between the Registrant and Ultimus Fund Solutions, LLC on behalf of Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023)

Form of Authorized Participant Agreement (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)

(5) Operating Expense Limitation Agreement for the Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s registration statement, SEC File No. 333-271134, filed April 29, 2024)
(i)	Legal Opinion (filed herewith)
(j)	Consent of Independent Public Accounting Firm (not applicable)
(k)	Omitted Financial Statements (not applicable)
(l)	Initial Capital Agreement (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)
(m)	Rule 12b-1 Plan
(1) Distribution Plan Filed Pursuant to Rule 12b-1 (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023)
(n)	Rule 18f-3 Plan (not applicable)
(o)	Reserved
(p)	Codes of Ethics
(1) Code of Ethics of Registrant (incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s registration statement, SEC File No. 333-271134, filed April 29, 2024)
(2)

Code of Ethics of Texas Capital Bank Private Wealth Advisors (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)

(3) Code of Ethics of Northern Lights Distributors, LLC (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)
(q)	Other
(1)

Powers of Attorney of the Trustees and Principal Financial Officer (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023)

(2) Certified Resolution regarding Powers of Attorney (incorporated by reference from Post-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 28, 2023)

Item 29. Persons Controlled By or Under Common Control with the Registrant:

None

Item 30. Indemnification:

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act’) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser:

This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.	CRD No.
Texas Capital Bank Wealth Management Services, Inc., d/b/a Texas Capital Bank Private Wealth Advisors	801-114364	298422

Item 32. Northern Lights Distributors, LLC

(a) Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Absolute Core Strategy ETF, Arrow ETF Trust, DWA Tactical ETF, Arrow QVM Equity Factor ETF, Arrow Reserve Capital Management ETF, Arrow Dogs of the World ETF, Arrow DWA Country Rotation ETF, Arrow ETF Trust, Ballast Small/Mid Cap ETF, Boyar Value Fund Inc., Copeland Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, PREDEX, Princeton Private Investment Access Fund, Texas Capital Funds Trust, The North Country Funds, The Saratoga Advantage Trust, Tributary Funds, Inc., Zacks Trust and Two Roads Shared Trust.

(b) The following list sets forth the directors and executive officers of Northern Lights Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
David James	Manager	None
William Strait	Manager, Secretary, and General Counsel	None
Melvin Van Cleave	Chief Information Security Officer	None

(c) Not applicable

Item 33. Location of Accounts and Records:

1	Texas Capital Bank Private Wealth Advisors maintains all Records relating to the advisory services it provides to the Registrant. Texas Capital Bank Private Wealth Advisors is located at 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201
2	Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, maintain all records required to be maintained by the Registrant under Section 31(a) of the 1940 Act and the rules which relate to the administration, fund accounting, and transfer agency services it provides to the Registrant.
3	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the distribution services it provides to the Registrant.
4	Northern Lights Compliance Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the compliance services it provides to the Registrant
5	State Street Bank and Trust Company, 1 Congress Street, Boston, MA 02114, maintains records relating to the custody services it provides to the Registrant.
6	State Street Bank and Trust Company, 1 Congress Street, Boston, MA 02114, maintains records relating to the transfer services it provides to the Registrant.

Item 34. Management Services:

None.

Item 35. Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas, on this 13th day of September 2024.

Texas Capital Funds Trust

Registrant

/s/ Neil Rajan

Neil Rajan

Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated this 13th day of September, 2024.

Signature	Title
/s/ Edward Rosenberg*	President & Principal Executive Officer
/s/ Joel Colpitts*	Treasurer & Principal Financial Officer
/s/ J. Kyle Bass*	Trustee
/s/ Daniel Hoverman*	Trustee
/s/ Avery Johnson*	Trustee
/s/ Jocelyn E. Kukulka*	Trustee
/s/ Eduardo Margain*	Trustee

*By	/s/ Neil Rajan

Neil Rajan

Attorney-in-Fact Pursuant to Power of Attorney

INDEX TO EXHIBITS

28(d)(1)(ii)	Amendment to Investment Advisory Agreement between the Registrant and Texas Capital Bank Private Wealth Advisors on behalf of Texas Capital Government Money Market ETF
28(e)(1)(ii)	Amendment to Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Government Money Market ETF
28(g)(4)	Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Government Money Market ETF
28(h)(1)(ii)	Amendment to Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Government Money Market ETF
28(h)(2)(ii)	Amendment to ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of Texas Capital Government Money Market ETF
28(i)	Legal Opinion